Summary Prospectus

Select Large Cap Growth Stock Fund

AUGUST 1, 2014

Class / Ticker Symbol

A / SXSAX      C / STTFX      I / STTAX

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at http://www.ridgeworth.com/resources/regulatory-tax-info. You can also get this information at no cost by calling the Funds at 1-888-784-3863 or by sending an email request to info@ridgeworth.com. The current Prospectus and Statement of Additional Information, dated August 1, 2014, are incorporated by reference into this summary prospectus.

Investment Objective

The Select Large Cap Growth Stock Fund (the “Fund”) seeks to provide long-term capital appreciation.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in RidgeWorth Funds. More information about these and other discounts is available from your financial professional and in Sales Charges on page 38 of the Fund’s prospectus and Rights of Accumulation on page 75 of the Fund’s statement of additional information.

Shareholder Fees (fees paid directly from your investment)
	A Shares	C Shares	I Shares
Maximum Sales Charge (load) Imposed on Purchases (as a % of offering price)	5.75%	None	None
Maximum Deferred Sales Charge (load) (as a % of net asset value)	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	A Shares	C Shares	I Shares
Management Fees	0.70%	0.70%	0.70%
Distribution (12b-1) Fees	0.30%	1.00%	None
Other Expenses(1)	0.45%	0.45%	0.52%

Total Annual Fund Operating Expenses	1.45%	2.15%	1.22%
Fee Waivers and/or Expense Reimbursements(2)	(0.10%)	(0.10%)	(0.12%)

Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements	1.35%	2.05%	1.10%

(1)	Restated to reflect current fees.

(2)	The Adviser has contractually agreed to waive fees and reimburse expenses until at least August 1, 2015, in order to keep Total Annual Fund Operating Expenses (excluding, as applicable, taxes, brokerage commissions, substitute dividend expenses on securities sold short, interest expense, extraordinary expenses and Acquired Fund Fees and Expenses) from exceeding 1.35%, 2.05% and 1.10% for the A, C and I Shares, respectively. This agreement shall terminate upon the termination of the Investment Advisory Agreement between RidgeWorth Funds and the Adviser, or it may be terminated upon written notice to the Adviser by RidgeWorth Funds.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes that your investment has a 5% return each year, that the Fund’s operating expenses remain the same and that you reinvest all dividends and distributions. The example reflects contractual fee waivers and reimbursements for the first year only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
A Shares	$705	$998	$1,313	$2,202
C Shares	$208	$663	$1,145	$2,475
I Shares	$112	$375	$659	$1,467

You would pay the following expenses if you did not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
A Shares	$705	$998	$1,313	$2,202
C Shares	$208	$663	$1,145	$2,475
I Shares	$112	$375	$659	$1,467

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 48% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in common stocks and other U.S.-traded equity securities of large-capitalization companies. U.S.-traded equity securities may include American Depositary Receipts (“ADRs”). Silvant Capital Management LLC (“Silvant” or the “Subadviser”) considers large-capitalization companies to be companies with market capitalizations similar to those of companies in the Russell 1000® Growth Index. As of July 1, 2014, the market capitalization range of companies in the Russell 1000® Growth Index was between approximately $1.2 billion and $564.1 billion.

The Subadviser applies proprietary quantitative models to rank stocks based on improving fundamentals,

valuation, capital deployment and efficiency, and sentiment or behavior factors. The Subadviser then uses fundamental research to select the portfolio of stocks it believes has the best current risk/return characteristics. In selecting investments for purchase and sale, the Subadviser seeks companies with strong current earnings, growth in revenue, improving profitability, a strong balance sheet, strong current and projected business fundamentals, and reasonable valuation. The Subadviser believes in executing a very disciplined and objective investment process in controlling risk through a broadly diversified portfolio. Generally, the Fund will hold 40 securities or less.

Principal Investment Risks

You may lose money if you invest in the Fund. A Fund share is not a bank deposit and it is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

ADR Risk: Investments in ADRs involve risks similar to those accompanying direct investments in foreign securities. These include the risk that political and economic events unique to a country or region will affect those markets and their issuers.

Equity Securities Risk: The price of equity securities fluctuates from time to time based on changes in a company’s financial condition or overall market and economic conditions. As a result, the value of the Fund’s equity securities may fluctuate drastically from day to day.

Growth Stock Risk: “Growth” stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. “Growth” stocks typically are sensitive to market movements because their market prices tend to reflect future expectations. When it appears those expectations will not be met, the prices of growth stocks typically fall.

Holdings Risk: Because the Fund targets holdings of a more limited number of stocks, performance may be more volatile than a similar fund with a greater number of holdings or the Fund’s benchmark.

Large-Capitalization Companies Risk: Large-capitalization stocks can perform differently from other segments of the equity market or the equity market as a whole. Large-capitalization companies may be less flexible in evolving markets or unable to implement change as quickly as small-capitalization companies.

Sector Weightings Risk: Market conditions, interest rates, and economic, regulatory, or financial developments may affect all the securities in a single sector. If the Fund invests in a few sectors it may have increased exposure to the price movements of those sectors.

Performance

The bar chart and the performance table that follow illustrate the risks and volatility of an investment in the Fund. The Fund’s past performance (before and after taxes) does not indicate how the Fund will perform in the future. A Shares were offered beginning October 14, 2003. Performance prior to October 14, 2003 with respect to the A Shares is that of I Shares of the Fund, and has not been adjusted to reflect A Share expenses. If it had been, performance would have been lower. Updated performance information is available by contacting the RidgeWorth Funds at 1-888-784-3863 or by visiting www.ridgeworth.com.

The annual returns in the bar chart which follows are for the I Shares without reflecting payment of any sales charge; if they did reflect such payment of sales charges, annual returns would be lower.

This bar chart shows changes in the performance of the Fund’s I Shares from year to year.*

Best Quarter	Worst Quarter
18.21%	-20.29%
(3/31/2012)	(12/31/2008)

*	The performance information shown above is based on a calendar year. The Fund’s total return for the six months ended June 30, 2014 was 2.81%.

The following table compares the Fund’s average annual total returns for the periods indicated with those of a broad measure of market performance.

AVERAGE ANNUAL TOTAL RETURNS (for periods ended December 31, 2013)
	1 Year	5 Years	10 Years
A Shares Returns Before Taxes	32.14%	16.43%	6.38%
C Shares Returns Before Taxes	31.29%	15.60%	5.64%
I Shares Returns Before Taxes	32.48%	16.74%	6.69%
I Shares Returns After Taxes on Distributions	27.82%	15.06%	5.90%
I Shares Returns After Taxes on Distributions and Sale of Fund Shares	21.85%	13.75%	5.49%
Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)	33.48%	20.39%	7.83%

After-tax returns are calculated using the historical highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Your actual after-tax returns will depend on your tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-advantaged arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for only the I Shares. After-tax returns for other share classes will vary.

Investment Adviser and Subadviser

RidgeWorth Investments is the Fund’s investment adviser (the “Adviser”). Silvant Capital Management LLC is the Fund’s Subadviser.

Portfolio Management

Mr. Christopher Guinther, Chief Investment Officer of Silvant, and Mr. Michael A. Sansoterra and Mr. Joe Ransom, CFA, each a Managing Director of Silvant, have co-managed the Fund since 2007. In addition to Messrs. Guinther, Sansoterra and Ransom, Mr. Sandeep Bhatia, PhD, CFA, Director of Silvant, has co-managed the Fund since 2011.

Purchasing and Selling Your Shares

You may purchase or redeem Fund shares on any business day. You may purchase and redeem A, C and I Shares of the Fund through financial institutions or intermediaries that are authorized to place transactions in Fund shares for their customers or for their own accounts.

The minimum initial investment amounts for each share class are shown below, although these minimums may be reduced or waived in some cases.

Class	Dollar Amount
A Shares	$2,000
C Shares	$5,000 ($2,000 for IRAs or other tax-advantaged accounts)
I Shares	None

Subsequent investments in A or C Shares must be made in amounts of at least $1,000. The Fund may accept investments of smaller amounts for either class of shares at its discretion. There are no minimums for subsequent investments in I Shares.

Tax Information

The Fund’s distributions are generally taxable as ordinary income, qualified dividend income, or capital gains unless you are investing through a tax-advantaged arrangement, such as a 401(k) plan or an IRA, which may be taxed upon withdrawal.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Fund through a financial intermediary, such as a broker-dealer or investment adviser, the Fund, the Adviser or the Distributor may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial intermediary or visit your financial intermediary’s website for more information.

RFSUM-SLCG-0814